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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2001
                                                         -----------------

                           RenaissanceRe Holdings Ltd.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Bermuda                         34-0-26512                   98-013-8020
 -------------                   ---------------               --------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


                  Renaissance House
             8-12 East Broadway, Pembroke
                       Bermuda                                        HM 19
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       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                       --------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On February 16, 2001, RenaissanceRe Holdings Ltd. issued the attached press release, filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibit

(c) Exhibits:

     The following exhibits are filed as part of this report:

     99.1  Press Release of the Registrant, dated February 16, 2001.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCERE HOLDINGS LTD.

Date: February 20, 2001                 By: /s/ John M. Lummis
      -----------------                     ------------------------------
                                            Name:   John M. Lummis
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.         Description
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99.1                Press Release of the Registrant dated February 16, 2001.